SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 25, 2006

AMERICAN COMMUNITY BANCSHARES, INC.

(Exact name of Registrant as specified in its charter)

NORTH CAROLINA	000-30517	56-2179531
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

4500 CAMERON VALLEY PARKWAY, SUITE 150, CHARLOTTE, NC 28211

(Address of principal executive offices)

Registrant’s telephone number, including area code (704) 225-8444

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION

On January 25, 2006, American Community Bancshares, Inc. (the “Registrant”) announced financial results for the fourth quarter and fiscal year ended December 31, 2005. For the fourth quarter, the Registrant reported unaudited earnings of $1,209,000 or earnings per share (diluted) of $0.25. For the fiscal year ended December 31, 2005, the Registrant reported unaudited earnings of $4,508,000 or earnings per share (diluted) of $1.00. A copy of the press release announcing the Registrant’s results for the fourth quarter and fiscal year ended December 31, 2005, including a table of selected financial information, is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information contained in, or incorporated by reference into, Item 2.02 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01 OTHER EVENTS

On January 25, 2006, the Registrant announced that its Board of Directors had declared a three-for-two stock split to be effected in the form of a 50% stock dividend. The stock split is to be effected on February 21, 2006 in the form of a 50% stock dividend to shareholders of record as of February 7, 2006.

Also on January 25, 2006, the Registrant announced that its Board of Directors had declared a cash dividend of $0.05 per share. The cash dividend will be payable on March 3, 2006 to shareholders of record as of February 22, 2006.

By establishing the record date of the cash dividend after the payment date of the stock dividend, shareholders as of the record dates will receive the $0.05 cash dividend on their existing shares as well as on the newly issued shares.

The Registrant’s press release regarding the three-for-two stock split to be effected in the form of a 50% stock dividend and the $0.05 cash dividend is filed herewith as Exhibit 99.2 and incorporated by reference into this Item 8.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated January 25, 2006 regarding the Registrant’s results of operations for the fourth quarter and fiscal year ended December 31, 2005

99.2	Press Release dated January 25, 2006 regarding the Registrant’s declaration of a three-for-two stock split to be effected in the form of a 50% stock dividend.

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN COMMUNITY BANCSHARES, INC.

By:	/s/ Randy P. Helton
Randy P. Helton President and CEO

Dated: January 27, 2006

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated January 25, 2006 with respect to the Registrant’s results of operations for the fourth quarter and fiscal year ended December 31, 2005

99.2	Press Release dated January 25, 2006 regarding the Registrant’s declaration of a three-for-two stock split to be effected in the form of a 50% stock dividend.